PANGAEA

3Q26

Earnings Call Presentation



BULK SACHUEST

Safe Harbor

3Q26 Earnings Call Presentation

This presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea's and managements' current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea's business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea's filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea's financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea's financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.



BULK CONCORD

2

3Q26 Performance Highlights

Robust growth driven by strong execution and strategic fleet positioning

- Higher freight rates and peak seasonal activity in our Arctic trades drove TCE rates outperforming benchmark Panamax, Supramax and Handysize indices by 13%.
- Third quarter 2026 GAAP net income of $38.3 million, or $0.59 per share and Adjusted net income of $33.6 million, or $0.52 per share.
- Adjusted EBITDA of $52.4 million, increase of 81% year-over-year, driven by a 31% improvement in TCE rates.
- Third quarter of 2026 cash flow from operations was $57.2 million, combined with debt repayment, and shareholder capital returns during the quarter resulted in unrestricted cash and cash equivalents of $144.9 million at quarter-end and net leverage of 1.4x.
- As of November 5, 2026 booked 5,040 days at an average of $21,423/day driven by a continued focus on premium cargo opportunities and prudent risk management while navigating higher fuel costs.
- Subsequent to end of 3Q'26, entered new term loan and refinanced $134 million of higher-cost debt and financing obligations, consolidating seven vessels under one facility.
- Continue to execute on key capital allocation priorities, declared quarterly cash dividend $0.10 per common share, payable on December 15, 2026.



3

3Q 2026 Performance Summary

Adjusted EBITDA
$s in Millions



3Q26
$ 52.4
3Q25
$ 28.9

Adjusted EPS
$s per Share



3Q26
$ 0.52
3Q25
$ 0.17

TCE Rate
$s per Shipping Day



3Q26
$ 20,414
3Q25
$ 15,559

Operating Cash Flow
$s in Millions



3Q26
$57.2
3Q25
$ 28.6

4

Outperforming Industry Benchmark

Our TCE has exceeded the market by an average of 26% on a trailing 5-year basis

Cargo Focused Business Model Consistently Delivers Above-Market Performance

- Current 4Q26 booked TCE rate of $21,423, a 11% premium to the market average through the quarter.*
- Our niche, higher-margin trades, long-term COAs and charter-in strategy remain key areas of differentiation.



PANL Total Shipping Days
PANL TCE Rate
Market TCE Rate**
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
TCE Rate ($s per Shipping Day)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Days
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
4Q26E

* Q4 26 estimated TCE performance based on shipping days booked as of November 5, 2026

**Average of the published Panamax, Supramax and Handysize indices, net of commission

5

Return of Capital Program

Quarterly cash dividend and share repurchase program, support long-term shareholder value creation

Strong cash flow and profitability support consistent return of capital through the cycle	Consistent dividend payout amid strategic execution and fleet growth	$12 million repurchase authorization allows for flexible and opportunistic capital deployment

Annual Dividend Payout Ratio

% of Adjusted Net Income



16.5%
58.0%
61.5%
91.3%
2022
2023
2024
2025

Total Annual Cash Dividend Paid

$s per Share



$ 0.30
$ 0.40
$ 0.40
$ 0.25
2022
2023
2024
2025

Annual Dividend Coverage Ratio

Ratio of Operating Cash Flow to Dividends Issued



10.1x
3.0x
3.5x
3.3x
2022
2023
2024
2025

6

Balance Sheet Update

Ample liquidity to support ongoing growth of business

Continue to opportunistically invest in modern and regulatory compliant vessel fleet to meet customer cargo requirements on demand	Strong financial position underpinned by $144.9 million cash balance and 1.4x net leverage as of September 30, 2026	Capital allocation priorities will be balanced between fleet investment, debt repayment, opportunistic M&A and shareholder returns



Total Net Debt
Total Cash
Net Leverage
$ 450
$ 400
$ 350
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ -
$s in Millions
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
TTM Net Debt/Adj. EBITDA
$ 56
$ 128
$ 99
$ 87
$ 103
$ 145
2.4x
1.3x
2.1x
2.5x
2.7x
1.4x
2021
2022
2023
2024
2025
3Q26

1) Total net debt as of 12/31/24 reflects $100mm in incremental finance lease obligations assumed as part of the SSI acquisition, which closed on 12/30/24.

2) Total net debt and total cash for 3Q26 (as of 9/30/26) exclude $0.3 million in restricted cash related to a bank guarantee issued in connection with the Company's insurance arrangements.

7

Macro Shipping Outlook

Focused on providing comprehensive logistics solutions with targeted dry bulks

Near Term Outlook
(Q4 2026 & 1H 2027)

- Positive seasonal momentum in iron ore, grain and minor bulk trades carried into the fourth quarter, with strength broad-based across vessel classes.
- Increase in coal volumes due to recent geo-political events and El-Nino impacts
- Late-season Arctic voyages, robust trade activity, and a manageable orderbook support healthy pricing through year end.

Medium Term Outlook
(2027)

- Long-haul Atlantic-to-Asia and West African ore volumes and bauxite on capes should continue to lend tonne-mile support in the smaller segments.
- Disruption of trade routes, geopolitical tension and future restriction on vessel speeds remain the key variables to watch.
- Overall dry bulk tonne-mile demand projected to grow buy 3.7%

Long-Term Outlook
(2028 & Beyond)

- Aging global fleet with 14% of Handy and Supramax fleet over 20 years old.
- Geopolitical changes should add tonne-mile demand in the sub-Cape and minor bulk trades central to our cargo book.
- Expanding niche bulk trades and a growing onshore logistics platform serve as multi-year growth engines.

8

Value Creation Strategy

Durable business model insulated from macro volatility – focused on deploying capital to drive above-sector growth

Integrated shipping-logistics model
- Provide solutions to customer supply chain issues
- More efficient, lower total cost of delivery for customer
- Adds volume and margins to PANL ocean freight offerings

High fleet utilization
- Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days

Organic investment
- Expand capabilities to offer cargo movement beyond ocean transportation
- Grow terminal operations presence into new strategically located ports
- Expand owned fleet for growth using our unique business plan
- Apply consistent approach to expand and renew fleet

Inorganic investment
- Purchase vessels in support of existing long-term COAs, to maximize returns
- Acquire logistics companies to grow in logistics sector

Return of capital
- Sustain consistent dividend approach, not a payout formula
- Conserve capital for fleet renewal and opportunistic growth
- Compensate for volatility of sector by maintaining reasonable liquidity

Balance sheet optionality
- Promote historical lending relationships, sustainable business plan, and consistent performance to help provide favorable lending terms
- Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects
- Consider joint ventures to help mitigate risks and create synergies

9

Investment Conclusion

Small-cap growth play with stable return of capital program

- Integrated shipping-logistics model delivering consistent, above-market returns
- Positioned to benefit from tightening global supply of dry-bulk vessels amid continued demand growth
- Leading position within Ice-Class trades supports superior earned TCE rates
- Long-term cargo-based contracts provide multi-year demand visibility
- Focused on consistently high fleet utilization to drive operating leverage
- Growing on-shore logistics offering provides significant, incremental revenue opportunities
- Disciplined capital allocation strategy
- Significant balance sheet optionality to pursue growth, low net leverage

10

PANGAEA

Appendix

Confidential. Pangaea Logistics Solutions

Selected Balance Sheet Data

(in thousands,may not foot due to rounding)	September 30, 2026	December 31, 2025
Current Assets		
Cash and cash equivalents	$ 144,924	$ 103,054
Accounts receivable, net	64,275	55,854
Other current assets	101,228	56,868
Total current assets	$ 310,426	$ 215,776
Restricted cash	270	270
Fixed assets, including finance lease right of use assets, net	677,824	704,384
Goodwill	3,105	3,105
Other Non-current Assets	4,369	4,561
Total assets	$ 995,995	$ 928,096
Current liabilities		
Accounts payable, accrued expenses and related party payable	$ 90,544	$ 55,063
Current portion long-term debt and finance lease liabilities	74,532	46,882
Other current liabilities	38,846	26,089
Total current liabilities	203,922	128,034
Secured long-term debt and finance lease liabilities, net	263,739	325,326
Total Pangaea Logistics Solutions Ltd. equity	480,988	429,333
Non-controlling interests	47,345	45,403
Total stockholders' equity	528,333	474,736
Total liabilities and stockholders' equity	$ 995,995	$ 928,096

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Selected Income Statement Data

(in thousands,may not foot due to rounding)	Three Months Ended September 30, 2026		Nine Months Ended September 30, 2026	
Revenues:				
Voyage revenue	$ 193,141	$ 155,271	$ 516,838	$ 411,200
Charter revenue	18,814	9,298	42,725	26,141
Terminal & stevedore revenue	7,102	4,101	17,193	10,820
Total revenue	219,057	168,670	576,756	448,161
Expenses:				
Voyage expense	77,292	73,208	229,944	211,297
Charter hire expense	50,717	33,882	129,005	82,947
Vessel operating expenses	22,607	21,736	66,432	67,289
Terminal Expenses	5,293	3,134	12,621	8,372
General and administrative	7,632	9,882	26,621	24,328
Depreciation and amortization	11,915	10,214	36,224	30,735
Loss (gain) on vessel and equipment sold	—	(309)	358	—
Total expenses	175,456	151,748	501,205	424,968
Income from operations	43,601	16,922	75,551	23,194
Total other expense, net	(4,048)	(3,935)	(11,852)	(15,613)
Net income	39,552	12,988	63,699	7,889
Income attributable to non-controlling interests	(1,292)	(779)	(1,942)	(403)
Net income attributable to Pangaea Logistics Solutions Ltd.	$ 38,261	$ 12,208	$ 61,756	$ 7,485
Adjusted EBITDA [1]	$ 52,384	$ 28,895	$ 112,596	$ 59,276

[1] Adjusted EBITDA is net income (or loss) under U.S. GAAP, excluding interest expense and income, income taxes, depreciation and amortization, impairment losses, gain or loss on vessel sales, sale and leaseback losses, share-based compensation, unrealized gains or losses on derivative instruments, non-operating items, and other non-recurring items. Management and certain investors use Adjusted EBITDA to assess operating performance, and Pangaea's Board reviews it periodically. It is a non-GAAP measure and may differ from definitions used by other companies.

13

Reconciliation of Non-GAAP Measures

	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Net Transportation and Service Revenue				
Gross Profit	**$ 51,272**	**$ 26,545**	**$ 102,641**	**$ 47,624**
Add:				
Vessel Depreciation and amortization	11,876	10,165	36,113	30,632
Net transportation and service revenue	**$ 63,148**	**$ 36,709**	**$ 138,754**	**$ 78,257**
Adjusted EBITDA				
Net income	**$ 39,552**	**$ 12,988**	**$ 63,699**	**$ 7,889**
Interest expense, net	4,414	5,555	12,966	16,993
Depreciation and amortization	11,915	10,214	36,224	30,735
Income tax provision (included in Other income / expense)	465	499	899	821
EBITDA (Non-GAAP)	**$ 56,346**	**$ 29,255**	**$ 113,788**	**$ 56,438**
Adjustments to EBITDA				
Loss (gain) on vessel and equipment sold	—	(309)	358	(309)
Share-based compensation	653	614	2,975	2,695
Unrealized gain (loss) on derivative instruments, net	(4,616)	(666)	(4,526)	452
Adjusted EBITDA	**$ 52,384**	**$ 28,895**	**$ 112,596**	**$ 59,276**

14

Reconciliation of Non-GAAP Measures

In thousands, except per share amounts (earnings per common share and adjusted earnings per common share).	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Earnings Per Common Share				
Net income attributable to Pangaea Logistics Solutions Ltd.	$ 38,261	$ 12,208	$ 61,756	$ 7,485
Weighted average number of common shares - basic	64,396,991	63,729,227	64,329,809	63,901,455
Weighted average number of common shares - diluted	64,901,369	64,823,069	64,793,780	65,009,188
Earnings per common share - basic	$ 0.59	$ 0.19	$ 0.96	$ 0.12
Earnings per common share - diluted	$ 0.59	$ 0.19	$ 0.95	$ 0.12
Adjusted EPS				
Net income attributable to Pangaea Logistics Solutions Ltd.	**$ 38,261**	**$ 12,208**	**$ 61,756**	**$ 7,485**
Non-GAAP				
Add:				
Loss (gain) on vessel and equipment sold	—	(309)	358	(309)
Unrealized (gain) loss on derivative instruments, net	(4,616)	(666)	(4,526)	452
Non-GAAP adjusted net income attributable to Pangaea Logistics Solutions Ltd.	**$ 33,645**	**$ 11,234**	**$ 57,589**	**$ 7,628**
Weighted average number of common shares - basic	64,396,991	63,729,227	64,329,809	63,901,455
Weighted average number of common shares - diluted	64,901,369	64,823,069	64,793,780	65,009,188
Adjusted EPS - basic	$ 0.52	$ 0.18	$ 0.90	$ 0.12
Adjusted EPS - diluted	$ 0.52	$ 0.17	$ 0.89	$ 0.12

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